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                                                                    EXHIBIT 23.1


                CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS


    We consent to the incorporation by reference in the Registration Statement of C-Cube Microsystems Inc. on Form S-8 of the reports dated January 17, 1996 appearing in the Annual Report on Form 10-K of C-Cube Microsystems Inc. for the year ended December 31, 1995.


                                  Deloitte & Touche LLP

                                  /s/ Deloitte & Touche LLP





Palo Alto, California
May 10, 1996